Exhibit 99.1

FINAL TRANSCRIPT

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Conference Call Transcript

SWHC - Smith & Wesson Announces CEO Transition - Conference Call

Event Date/Time: Sep 27, 2011 / 09:00PM GMT

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Final Transcript
Sep 27, 2011 / 09:00PM GMT, SWHC — Smith & Wesson Announces CEO Transition — Conference Call
CORPORATE PARTICIPANTS
Elizabeth Sharp
Smith & Wesson Holding Corp — VP, IR
Michael Golden
Smith & Wesson Holding Corp — Co-Vice Chairman of the Board
James Debney
Smith & Wesson Holding Corp — President and CEO
Jeffrey Buchanan
Smith & Wesson Holding Corp — Eexecutive VP, Chief Financial Officer
CONFERENCE CALL PARTICIPANTS
Reed Anderson
D.A. Davidson & Co. — Analyst
Cai von Rumohr
Cowen and Company — Analyst
Bret Jordan
Avondale Partners — Analyst
PRESENTATION
Operator
Good day, ladies and gentlemen, and welcome to Smith & Wesson Holdings Corp. Earnings Conference Call. My name is Carma and I’ll be your coordinator for today. At this time, all participants are in a listen-only mode.
(Operator Instructions)
Later we will conduct a question-and-answer session. I would now like to turn the call over to your host for today, Ms. Elizabeth Sharp, VP of Investor Relations. Please proceed.
Elizabeth Sharp — Smith & Wesson Holding Corp — VP, IR
Thank you and good afternoon. Before we begin the formal part of our presentation, let me tell you that what we’re about to say, as well as any questions we may answer, could contain predictions, estimates, and other forward-looking statements. Our use of words like anticipate, project, estimate, expect, forecast, and other similar expressions is intended to identify those forward-looking statements. Any forward-looking statements that we might make represent our current judgment on what the future holds. As such, those statements are subject to a variety of risks and uncertainties. Important risk factors and other considerations that could cause our actual results to be materially different are described in our securities filings, including our Forms F-3, 8-K, 10-K, and 10-Q. I encourage you to review those documents.
A replay of this call can be found on our website later today at Smith-Wesson.com. This conference call contains time-sensitive information that is accurate only as of the time hereof. If any portion of this presentation is re-broadcast, re-transmitted or re-distributed at a later date, we will not be reviewing or updating the material content herein. Our actual results could differ materially from these statements.
On our call today we have Michael Golden, Co-Vice Chairman of the Board of Directors; James Debney, our newly appointed President and CEO and Jeffrey Buchanan, our Executive VP and Chief Financial Officer. With that, I’ll turn the call over to Mike.

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Final Transcript
Sep 27, 2011 / 09:00PM GMT, SWHC — Smith & Wesson Announces CEO Transition — Conference Call
Michael Golden — Smith & Wesson Holding Corp — Co-Vice Chairman of the Board
Thank you, Liz, and thank you everyone for joining us. James Debney arrived at Smith & Wesson just under 2 years ago. He immediately demonstrated the leadership skills and an understanding of our Firearms business that quickly made him a prime CEO candidate in our succession planning process. Over the following 2 years, he focused our Firearms organization on very well-defined goals, which have delivered results.
The current strength in the consumer firearms market, combined with our robust product lineup, has translated to a Firearms division that contributes over 90% of our total revenue. The growth and success of this division combined with James’ demonstrated abilities make it clear that our organization is ready for its next evolution in leadership. Earlier today we announced James’ promotion to President and CEO of Smith & Wesson and member of the Board of Directors, effective immediately. I have been named to the position of Co-Vice Chairman of our Board of Directors, a role that I am honored to accept.
I want to congratulate James on this well-earned promotion. I also want to say that I am very excited about the change we are announcing today, both for James and the opportunity this presents for him, as well as for me in my new role on the Board of Directors. I look forward to continuing to be a resource to James and to our organization. So without further delay, congratulations, James, and I’ll turn the call over to you.
James Debney — Smith & Wesson Holding Corp — President and CEO
Thank you, Mike. On behalf of the Board of Directors and me personally, we would like to thank you for your leadership and your contributions over the years. I deeply appreciate the opportunity to take the helm, and I’m honored to carry forward the history of growth and respect for the brand that you have fostered during your tenure.
I am very excited about this new opportunity for a number of reasons. First, I’ve gained a great deal of knowledge of our organization over the past 2 years, and I have tremendous confidence in our people, our products, our technology, and our valued customers. Second, I believe this new role will give me the opportunity to further demonstrate my ability to develop strategies to grow the top line, while working throughout the organization to implement efficiencies that deliver profitability. That remains my overriding goal.
While it is premature to try to provide a large amount of detail on my plans for our strategy at this stage, I can comment on just a few things. First, I do not plan to back-fill my prior position of Firearms Division President. I believe that my experience, capabilities, and the team at Smith & Wesson will allow me to adequately manage these responsibilities while performing in the CEO role.
Beyond that, I do want to share with you just some of my key philosophies, and these are just some of the basics that I will focus on as I review and develop our company-wide strategy. Number 1, growing and protecting the core of our business; number 2, driving efficiencies and cost control; 3, delighting customers and consumers; 4, creating shareholder value. I believe these are 4 solid basic principles for any healthy business, and I look forward to working with our entire team to delivering each of these areas.
In closing, my personal thanks to Mike and the Board of Directors for putting their trust in me. I’m excited about the opportunities at hand, and I intend to justify that trust as we take Smith & Wesson to the next level.
With that I’ll turn the call over to Jeff Buchanan for a final comment.
Jeffrey Buchanan — Smith & Wesson Holding Corp — Eexecutive VP, Chief Financial Officer
Thanks, James. Just 1 comment as it relates to the current quarter. As a part of the Management transition that we announced today, we are purchasing the balance of the employment agreement that was in place with Mike. The entire expense related to the change will occur within the second quarter, and therefore will impact our earnings between $0.01 and $0.02 per share. With that, will now take any questions from our analysts.
QUESTION AND ANSWER
Operator
(Operator Instructions)
Reed Anderson from DA Davidson.

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Final Transcript
Sep 27, 2011 / 09:00PM GMT, SWHC — Smith & Wesson Announces CEO Transition — Conference Call
Reed Anderson — D.A. Davidson & Co. — Analyst
Congratulations, James, and you Mike, too. No real questions, but as long as I’ve you live, a couple of thoughts, and maybe some additional comments if you had any.
You said, James, you’re not going to back-fill or kind of replace your old position. I’m just curious, you’ve had a lot of success on the new product side, and the Firearms business has remained very strong. Are there other areas you’re looking to add strategically? Are there any other selective areas where you want to kind of beef things up on the firearms side?
James Debney — Smith & Wesson Holding Corp — President and CEO
I would say at the moment it’s really too early to say, but certainly no current plans.
Reed Anderson — D.A. Davidson & Co. — Analyst
And then the other question I have — any particular, from a timing standpoint, any reason the announcement is now, today? Obviously it’s something that I think we all expected, that James would be a prime candidate for this job. So I think that makes sense. But just from a timing standpoint, Mike, is there anything special about today, or this time of year, or is it just the way things worked out?
Michael Golden — Smith & Wesson Holding Corp — Co-Vice Chairman of the Board
Well, we had a Board meeting yesterday, Reed, and that’s where this whole thing came together. But as I said, James has been on board for 2 years. He’s clearly demonstrated the ability to move to the next level. If you look at our Company, about 90% of our revenues are coming from Firearms today, and it’s clear that’s the growth driver for our business. So it just all came together and makes sense. We all felt the timing was right. I’m pretty excited about it and I know James is, and he should be.
Reed Anderson — D.A. Davidson & Co. — Analyst
Sounds great. Well, best of luck. Thank you.
Michael Golden — Smith & Wesson Holding Corp — Co-Vice Chairman of the Board
Thank you.
Operator
Cai von Rumohr from Cowen and Company.
Cai von Rumohr — Cowen and Company — Analyst
Yes. I’m going to start with actually a little technical question. So the $0.01 to $0.02 hit is for what again? And I assume it will be SG&A in the current quarter?
Jeffrey Buchanan — Smith & Wesson Holding Corp — Eexecutive VP, Chief Financial Officer
That’s correct, Cai. This is Jeff. It’s for the buyout of Mike’s severance and employment agreement. It also — the options granted to James as part of his new role. It will all occur by Q2. We are filing 8-Ks tomorrow afternoon that will have the detail on those items.

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Final Transcript
Sep 27, 2011 / 09:00PM GMT, SWHC — Smith & Wesson Announces CEO Transition — Conference Call
Cai von Rumohr — Cowen and Company — Analyst
Okay. And then, James, let me join in congratulations.
James Debney — Smith & Wesson Holding Corp — President and CEO
Thank you.
Cai von Rumohr — Cowen and Company — Analyst
In looking at the operations — USR, the security business has basically been kind of troubled from the time it was purchased. What’s your thought in terms of the options for that business?
James Debney — Smith & Wesson Holding Corp — President and CEO
Really, we’re still where we were on the last earnings call, and that’s the focus on returning Smith & Wesson Security Solutions back to a break-even position in the second half of this fiscal year. Obviously in my new role, I know a lot about firearms, but now I have to take a much broader view. I know it will be — I know somewhat the perimeter security business, but I’ll be working closely with Barry Willingham and his team to learn an awful lot more about that as we move forward in the near term.
Cai von Rumohr — Cowen and Company — Analyst
Is there any kind of strategic imperative? Like if we don’t think this thing can be making money in 12 months, we’re going to investigate other alternatives, or — because this is sort of a business that — it diversifies the portfolio, but certainly it doesn’t really fit with the Firearms business.
James Debney — Smith & Wesson Holding Corp — President and CEO
Really, as far — I just have to re-emphasize our focus on profitability. That’s a key metric for us going forward, 1 that we’ll use to base future decisions on.
Cai von Rumohr — Cowen and Company — Analyst
Okay. And you laid out your philosophies. Could you tell us any sort of things where you think you might focus a bit differently than has been done to date, or where you would distinguish a bit in terms of differences?
James Debney — Smith & Wesson Holding Corp — President and CEO
Really, again, I’m not trying to dodge the question, but again, I think it’s premature to say. Unfortunately, my comments will come back and have a firearms bias to them, and that’s not appropriate now in my new role. So I’m going to have to have a little bit of time to, as I said before, work with Barry and his team and learn much more about perimeter security to provide that balanced view of Smith & Wesson as a whole.
Cai von Rumohr — Cowen and Company — Analyst
Terrific. Thank you very much, and congratulations.
James Debney — Smith & Wesson Holding Corp — President and CEO
Thank you. Thanks for joining us.

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Final Transcript
Sep 27, 2011 / 09:00PM GMT, SWHC — Smith & Wesson Announces CEO Transition — Conference Call
Operator
Bret Jordan from Avondale Partners.
Bret Jordan — Avondale Partners — Analyst
Yes, just a quick detail on the contract buyout. What was the gross amount, and what was the remaining time on the contract?
Jeffrey Buchanan — Smith & Wesson Holding Corp — Eexecutive VP, Chief Financial Officer
Again, all those are going to be filed tomorrow with respect to the 8-K. That’s why I’m just giving you a range right now. So, Bret, the range is a $0.01 to $0.02 EPS impact. If you have any questions after you read the 8-Ks tomorrow afternoon, feel free to call Liz or myself.
Bret Jordan — Avondale Partners — Analyst
Okay, thanks.
Jeffrey Buchanan — Smith & Wesson Holding Corp — Eexecutive VP, Chief Financial Officer
Sure.
Operator
(Operator Instructions)
We have no questions at this time.
James Debney — Smith & Wesson Holding Corp — President and CEO
Thank you, Operator, and thanks very much everyone for joining us. Look forward to speaking with you again soon.
Operator
This now concludes the call, ladies and gentlemen. You may now disconnect. Have a wonderful day.

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Final Transcript
Sep 27, 2011 / 09:00PM GMT, SWHC — Smith & Wesson Announces CEO Transition — Conference Call
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